UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

Illumina, Inc.

(Exact name of registrant as specified in its charter)

001-35406

(Commission

File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2022 Illumina, Inc. (the “Company”) appointed Scott Ericksen as Vice President and Chief Accounting Officer, effective as of October 16, 2022. In this role, Mr. Ericksen will serve as principal accounting officer for purposes of the Company’s filings with the Securities and Exchange Commission.

Mr. Ericksen, age 50, has served in roles of increasing responsibility with the Company since November 2013, including in his most recent role as International Controller since September 2021 and, prior to that, as EMEA Controller from August 2019 through September 2021, Senior Director, Technical Accounting from September 2018 through August 2019 and Director, Technical Accounting from June 2016 through August 2019. Prior to Illumina, Mr. Ericksen served as Vice President, Director of Corporate Accounting at Science Applications International Corporation, Inc. and as an Audit Manager at Deloitte.

Mr. Ericksen is a certified public accountant and received his bachelor’s degree in accounting from San Diego State University.

In his new role, Mr. Ericksen will receive: (i) an increase in his annual base salary to $350,000 from $272,738, effective October 16, 2022; (ii) an increase in target annual bonus for the second half of 2022 to 50% of base salary from 22% of base salary; and (iii) a grant of a number of restricted stock units equivalent in the value to $600,000 divided by the per share closing Company stock price on the grant date, vesting 100% on January 5, 2025.

In addition to his base salary, Mr. Ericksen received bonus compensation in 2022 related to the first half of fiscal 2022 in the amount of $24,000, and for 2021 in the amount of $86,540. He received an annual equity grant of restricted stock units in March 2022 equivalent in value to $200,000.

There are no arrangements or understandings between Mr. Ericksen and any other persons pursuant to which he was appointed Vice President and Chief Accounting Officer of the Company. There are no family relationships between Mr. Ericksen and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. Other than the compensation arrangements discussed above, no information is required to be disclosed with respect to Mr. Ericksen pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

Date: September 30, 2022	By:	/s/ Joydeep Goswami
	Name:	Joydeep Goswami
	Title:	Chief Strategy and Corporate Development Officer and Interim Chief Financial Officer